UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2012

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
310-787-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on April 3, 2012 (the “Original Form 8-K”), relating to the compensation of Thomas W. Mortensen as Senior Vice President of Route Sales of Farmer Bros. Co., a Delaware corporation (the “Company”). The sole purpose of this Amendment is to disclose Mr. Mortensen’s compensation arrangement that was entered into by the Company and Mr. Mortensen on April 4, 2012. Except as stated herein, this Form 8-K/A does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Form 8-K that may have been affected by events or transactions occurring subsequent to such filing date.

Item 1.01. Entry into a Material Definitive Agreement.
Employment Agreement
On April 4, 2012, the Company and Thomas W. Mortensen entered into an Employment Agreement (the “Mortensen Employment Agreement”), pursuant to which the Company will employ Mr. Mortensen as Senior Vice President of Route Sales, effective April 1, 2012 (the “Commencement Date”).
The following description of the Mortensen Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Mortensen Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Pursuant to the Mortensen Employment Agreement, Mr. Mortensen’s initial annual base salary will be $250,000. Mr. Mortensen will be entitled to participate in the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Incentive Plan”), with a Target Award (as defined in the Incentive Plan) equal to fifty percent (50%) (the “Applicable Percentage”) of his base annual salary, except that the Applicable Percentage for fiscal 2012 shall be 12.5% to reflect a proration for Mortensen’s Commencement Date.
Mr. Mortensen will be entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, employee stock ownership plan, cell phone, Company credit card, expense reimbursement and use of a Company automobile.
In accordance with the provisions of the Farmer Bros. Co. 2007 Omnibus Plan (the “Omnibus Plan”), on the Commencement Date, or on the first business day following the end of any regular blackout period if the Commencement Date is during a regular blackout period, Mr. Mortensen will be granted the following equity awards: (i) ten thousand (10,000) shares of restricted stock to vest in its entirety on the third anniversary of the grant date; and (ii) twenty thousand (20,000) nonqualified stock options to vest ratably over three years on each anniversary of the grant date. Mr. Mortensen will be entitled to participate in such future grants under the Omnibus Plan as are made by the Compensation Committee and the Board of Directors from time to time to senior Company officers. The Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement and the Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement and the Stock Ownership Guidelines for Directors and Executive Officers have been filed with the SEC as Exhibits to the Form 8-K filed on February 26, 2008 and are incorporated herein by reference.
Mr. Mortensen’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Mortensen’s resignation with or without Good Reason, death or Permanent Incapacity, as such terms are defined in the Mortensen Employment Agreement. Upon certain events of termination, Mr. Mortensen is entitled to severance benefits, including base salary continuation, partially Company-paid COBRA coverage, and a prorated Target Award under the Incentive Plan. Receipt of any severance amounts is conditioned upon execution of a general release of claims against the Company. If Mr. Mortensen becomes eligible for severance benefits under the Change in Control Severance Agreement described below under this Item 1.01, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Mortensen Employment Agreement.

Indemnification Agreement
On April 4, 2012, the Company and Mr. Mortensen entered into the Company’s standard form of Indemnification Agreement for directors and officers. Pursuant to the Indemnification Agreement, the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. Mortensen against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as an officer of the Company. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which is filed herewith as Exhibit 10.2 (to update the schedule of indemnitees) and incorporated herein by reference.
Change in Control Severance Agreement
On April 4, 2012, the Company and Mr. Mortensen entered into the Company’s standard form of Change in Control Severance Agreement for executive officers. A brief description of the terms and conditions of the form of Change in Control Severance Agreement was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 28, 2011 and incorporated herein by reference. The foregoing description is qualified in its entirety by the full text of the Change in Control Severance Agreement, the form of which is filed herewith as Exhibit 10.3 (to update the schedule of executive officers) and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)(3)    As previously disclosed, on March 28, 2012, the Board of Directors appointed Thomas W. Mortensen as Senior Vice President of Route Sales. Reporting directly to the CEO, Mr. Mortensen will be responsible for the Company’s national route sales organization. At the time of the filing of the Original Form 8-K, Mr. Mortensen’s compensation had not yet been determined by the Compensation Committee of the Company's Board of Directors. On April 4, 2012, the Company and Mr. Mortensen entered into the Mortensen Employment Agreement, Indemnification Agreement and Change in Control Severance Agreement described in Item 1.01 above and incorporated herein by reference.
(e)    The disclosure in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of April 4, 2012, by and between Farmer Bros. Co. and Thomas W. Mortensen*
10.2	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*
10.3	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*
____________
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 10, 2012

FARMER BROS. CO.
By:	/s/ Jeffrey A. Wahba
Jeffrey A. Wahba
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of April 4, 2012, by and between Farmer Bros. Co. and Thomas W. Mortensen*
10.2	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*
10.3	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*
____________

*Management contract or compensatory plan or arrangement.